SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ] check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          LATIN AMERICAN CASINOS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

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         2) Form, Schedule or Registration Statement No.:

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         4) Date Filed:

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

                          LATIN AMERICAN CASINOS, INC.



                                                                    May 28, 1999
Dear Stockholder:

         The annual meeting of the stockholders of Latin American Casinos, Inc. (the "Company") will be held at the Thunderbird Resort Hotel, 18401 Collins Avenue, Miami Beach, FL 33160 on June 28, 1999, at 10:00 A.M. and will address the matters referred to in the enclosed Notice of Meeting.

         Your proxy is also enclosed. If you do not plan to attend the meeting, please review the enclosed material, make your decision and sign and return your proxy in the return envelope provided. If you do not plan to attend the meeting, sending in your proxy now will assure that your shares are voted. Be assured that if you send in an executed proxy you may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Company a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person.

         The Board of Directors, as well as the executive officers of the Company, look forward to seeing you. We hope you will participate in your Annual Meeting, if not in person, then by proxy.

                                         SINCERELY YOURS,



                                         /s/ LLOYD LYONS
                                         ---------------------------
                                             Lloyd Lyons
                                             CHAIRMAN OF THE BOARD AND PRESIDENT

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Latin American Casinos, Inc.
(the "Company"),

         NOTICE IS HEREBY GIVEN, that the annual meeting of the stockholders of the Company will be held at the Thunderbird Resort Hotel, 18401 Collins Avenue, Miami Beach, FL 33160 on June 28, 1999, at 10:00 A.M. local time, for the following purposes:

         1. To elect the Directors of the Company to serve for the ensuing year;

         2. To ratify and approve an amendment to the certificate of incorporation to increase the number of authorized shares of common stock;

         3. To approve an amendment to the 1994 Stock Option Plan to increase the number of shares to be issued thereunder;

         4. To approve the engagement of Shubitz, Rosenbloom & Co., P.A. as the Company's independent accountants for the year 1999; and

         5. To transact such other and further business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on May 28, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available at the Company's office, 2000 N.E. 164th Street, North Miami Beach, FL 33162 during regular business hours after May 28, 1999 for inspection by any stockholder for any purpose germane to the meeting.

         Please return the proxy enclosed with this Notice as soon as possible so that your shares can be voted at the 1999 Annual Meeting.

         Please be sure that your proxy is signed and dated; it cannot be voted without your signature.

                                        LLOYD LYONS


                                        CHAIRMAN OF THE BOARD OF PRESIDENT
                                        BY ORDER OF THE BOARD OF DIRECTORS

                          LATIN AMERICAN CASINOS, INC.

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Latin American Casinos, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The address of the Company's principal executive office is 2000 N.E. 164th Street, North Miami Beach, FL 33162. This Proxy Statement and the form of proxy are being mailed to stockholders on or about May 28, 1999.

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

         Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of Items 2, 3 and 4 in the Notice of Annual Meeting. A stockholder who has given a proxy may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Company a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person. Under Delaware law, abstentions are treated as present and entitled to vote. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the votes.

         The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company, who will receive no additional compensation, may solicit proxies by any appropriate means. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

         YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                          RECORD DATE AND VOTING RIGHTS

         Only stockholders of record at the close of business on May 28, 1999, are entitled to vote at the meeting. On such record date the Company had outstanding and entitled to vote 3,300,000 shares of Common Stock. Each stockholder entitled to vote shall have one vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the record date.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

         The following table sets forth certain information regarding shares of the Common Stock beneficially owned as of May 28, 1999, by (i) each person or a group, known to the Company, who beneficially owns more than 5% of the Common Stock; (ii) each of the Company's directors; and (iii) all officers and directors as a group:

                                                Number of
                                                Shares
                                                Beneficially         Percent
Name                                            Owned(1)             of Class
----                                            ------------         --------

Lloyd Lyons                                     1,617,945(2)          42.2%
c/o Latin American Casinos, Inc.
2000 N.E. 164th Street
North Miami Beach, FL  33162

Donald D. Schiffour                                73,667(3)          2.19%
c/o Latin American Casinos, Inc.
2000 N.E. 164th Street
North Miami Beach, FL  33162

Geraldine Lyons                                   189,739(4)          5.64%
c/o Latin American Casinos, Inc.
2000 N.E. 164th Street
North Miami Beach, FL  33162

Angel Garcia                                       60,000(5)          1.79%
Mariscal Sucre 321 Miraflores
Lima, 18 Peru

All Officers and Directors as a group           1,941,351            51.82%
         (5 persons)

----------------------------
(1) Based on a total of 3,300,000 shares of Common Stock issued and outstanding, including 3,400 treasury shares.

(2) Includes 533,334 shares subject to options granted pursuant to the 1994 Stock Option Plan (the "1994 Plan") which become exercisable on or before May 28, 1999; does not include 116,666 shares subject to options granted pursuant to the 1994 Plan which become exercisable on March 6, 2000.

(3) Includes 66,667 shares subject to options granted pursuant to the 1994 Plan which become exercisable on or before May 28, 1999; does not include 18,333 shares subject to options granted pursuant to the 1994 Plan, which become exercisable on March 6, 2000.

(4) Includes 66,667 shares subject to options granted pursuant to the 1994 Plan which become exercisable on or before May 28, 1999 and 123,072 shares of Common Stock held in trust for her grandchildren; does not include 8,333 shares subject to options granted pursuant to the 1994 Plan, which become exercisable on March 6, 2000.

(5) Shares subject to options granted pursuant to the 1994 Plan which become exercisable on or before May 28, 1999; does not include 5,000 shares subject to options which become exercisable on March 6, 2000.


                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

         Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified. In the event that any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. (1)

         The names of the nominees and certain other information about them is set forth below: (2)

Name                       Age              Position
----                       ---              --------

Lloyd Lyons                58               Chairman  of  the  Board  and
                                            Chief Executive Officer
Donald D. Schiffour        67               Vice-President, Chief Financial
                                            Officer and Director
Angel Garcia               36               General Manager in Peru, Director
Jose A. Caballero          44               Director
Dennis R. Barry            59               Director

         LLOYD  LYONS,  age 58, is  Chairman  of the  Board and Chief  Executive
Officer and is the founder of the Company. From 1987 to 1989, Mr. Lyons was General Manager and auctioneer of Miami Recovery Corp., a Miami-based used car auction company. From 1984 to 1987, Mr. Lyons was President and sole stockholder of National Lien and Recovery Corp. of Florida, a firm which specialized in recovering movable assets subject to mortgages and liens.


----------------------------

(1) The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

(2) Ronald Zaid, who is not a nominee, served as a Director from March 1997 until his retirement on January 20, 1999.

         DONALD D. SCHIFFOUR, age 67, is Vice President, Chief Financial Officer and a Director of the Company. Mr. Schiffour joined the Company as Vice President of International Operations in June 1992 and in 1994 was appointed as the Company's Chief Financial Officer. Prior to joining the Company, Mr. Schiffour was the General Manager for Samson Automobile Leasing, Co., in Pittsburgh, Pennsylvania.

         ANGEL GARCIA, age 36, joined the Company in January 1995 and serves as the Company's General Manager in Peru. From 1989 to 1994, Mr. Garcia was the Marketing Manager of Slot Operations for one of the largest casinos in Lima, Peru. He was named to the Board of Directors of the Company in April 1995.

         JOSE A. CABALLERO, age 44, has served on the Board of Directors since April 1994. Mr. Caballero is the Vice President of Exfi International Corporation, an advertising and marketing agency that specializes in doing work for companies that plan to expand their business into Latin America. Mr. Caballero has been with Exfi International Corporation since 1987.

         DENNIS R. BARRY, age 59, is a nominee for the Board of Directors. Mr. Barry has been employed as a commercial mortgage broker and real estate salesman for the past 15 years. He is currently a Vice President with The Mortgage Corporation of America, where he has worked since November 1997. From 1994 to October 1997, he was affiliated with C.F. Properties Corp.


COMPENSATION

         The following table sets forth all compensation paid or accrued during the three fiscal years ended December 31, 1998 by the Company for services rendered by the Chief Executive Officer of the Company.

                                               EXECUTIVE COMPENSATION


--------------------------------------------------------------------------------------------------------------------
                                              ANNUAL                            LONG TERM COMPENSATION
                                              COMPENSATION
--------------------------------------------------------------------------------------------------------------------
                                                                            Awards                  Payouts
------------------- ----------- ----------- ---------- ------------ ------------ ---------- ----------- ------------
                                                          Other                                             All
     Name and                                            Annual     Restricted                             Other
     Principal                                           Compen-       Stock     Options/      LTIP       Compen-
     Position          Year       Salary      Bonus      sation       Awards       SARs      Payouts      sation
                                    $           $           $            $          (#)         $            $
=================== =========== =========== ========== ============ ============ ========== =========== ============
Lloyd Lyons,           1998      300,000        -           -            -        650,000       -            -
Chief Executive        1997      275,000     100,000      42,000         -        350,000       -            -
Officer                1996      236,000        -           -            -           -          -            -
=================== =========== =========== ========== ============ ============ ========== =========== ============

*Options which were repriced from $2.50 per share to $1.00 per share.

         Effective December 31, 1998, the Board of Directors, in lieu of giving a bonus to the Chief Executive Officer, repriced options previously granted to him. The Board similarly repriced other options previously granted to key employees, as well as officers and directors. The Board of Directors considered repricing a better alternative to issuing new options at the then current market prices, particularly in view of the fact that the 1994 Plan did not reserve a sufficient number of shares to accomodate such action.

         The following table sets forth certain information as of December 31, 1998 concerning the value of unexercised options held by the Chief Executive Officer of the Company:

                                        FISCAL YEAR-END OPTION VALUES

------------------------------------------------------------------------------------------------------------
                                  Number of Shares                            Value of Unexercised
                               Underlying Unexercised                         In-the-Money Options
                             Options at December 31, 1998                     at December 31, 1998
------------------------------------------------------------------------------------------------------------

   Name                  Exercisable            Unexercisable          Exercisable            Unexercisable
-------------------- --------------------- --------------------- ---------------------- --------------------
Lloyd Lyons              416,666                 233,334               N/A                    N/A
------------------------------------------------------------------------------------------------------------


EMPLOYMENT AGREEMENT

         In January 1997, the Company entered into a five-year employment agreement with the Chief Executive Officer which provides for an annual salary commencing January 1997 of $275,000 and increasing $25,000 per annum commencing January 1, 1998. The agreement provides for an adjustment in salary to reflect increases, but not decreases, in the consumer price index. The agreement further provides that in the event of either a merger, consolidation, sale or conveyance of substantially all the assets of the Company which results in the discharge of the Chief Executive Officer, he would be entitled to 200% of the balance of payments remaining under the agreement. Further, it provides that an annual bonus may be awarded to the CEO at the discretion of the Board of Directors.

         Other than the incentive bonus plan described above and the stock option plans described below, as of December 31, 1998, the Company does not have any contingent forms of remuneration, including any pension, retirement, stock appreciation, cash or stock bonus, or other compensation plan.

1991 INCENTIVE STOCK PLAN AND 1994 STOCK OPTION PLAN

         In September 1991, the Company adopted the 1991 Incentive Stock Plan (the "1991 Plan"). The maximum number of shares available for issuance under the 1991 Plan was 450,000 shares. No options have been issued under the 1991 Plan and in March 1999, the Board of Directors terminated it. In June 1994, the Board of Directors adopted the 1994 Plan. The maximum number of shares available for issuance under the 1994 Plan is 1,000,000 shares. The 1994 Plan terminates on June 13, 2004. The 1994 Plan is designed to provide additional incentives for directors, officers and other key employees of the Company, to promote the success of the business and to enhance the Company's ability to attract and retain the services of qualified persons. The 1994 Plan is administered by the Board of Directors. The 1994 Plan authorizes the Board of Directors to grant key employees selected by it, incentive stock options and non-qualified stock options. The exercise price of shares of common stock subject to options qualifying as incentive stock options must not be less than the fair market value of the common stock on the date of the grant. The exercise price of incentive options granted under the 1994 Plan to any participant who owns stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company must be at least equal to 110% of the fair market value on the date of grant. Fair market value has been determined to be the closing sales price for the Company's common stock reported by Nasdaq. To date, 982,500 options have been issued under the 1994 Plan, but none have been exercised.

         The Board of Directors may amend the 1994 Plan at any time but may not, without stockholder approval, adopt any amendment which would materially increase the benefits accruing to participants or materially modify the eligibility requirements. The Company also may not, without stockholder approval, adopt any amendment which would increase the maximum number of shares which may be issued under the Plans, unless the increase results from a stock dividend, stock split or other change in the capital stock of the Company. In March 1999, the Board of Directors authorized an amendment to the 1994 Plan increasing the number of shares to be issued thereunder from 1,000,000 to 1,500,000.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of the Section 16(a) forms which they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent (10%) stockholders were complied with.

                      ADDITIONAL INFORMATION CONCERNING THE
                        BOARD OF DIRECTORS OF THE COMPANY

         During 1998, the Board of Directors took action by unanimous written consent on ten occasions, and held one meeting.

         Each director who is not an employee of the Company is paid a fee of $300 for each Board meeting attended. In addition, each such director is paid a fee of $300 for attendance at a meeting of a committee of the Board.

AUDIT COMMITTEE

         The functions of the audit committee are to recommend to the Board of Directors the selection, retention or termination of the Company's independent accountants; determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; obtain from management and the independent accountants their separate opinions as to the adequacy of the Company's system of internal accounting control; review with management and the independent accountants the recommendations made by the accountants with respect to changes in accounting procedures and internal accounting control; hold regularly scheduled meetings, separately and jointly, with representatives of management and independent accountants to make inquiries into and discuss their activities; and review the overall activities of the Company's internal auditors. The audit committee did not hold any meetings during 1998.

         Messrs. Schiffour, Zaid and Caballero served as members of the Audit Committee during 1998.

COMPENSATION COMMITTEE

         The compensation committee develops and implements formal policies with respect to executive officer compensation in order to best link future compensation to the performance of the officer, as well as the overall performance of the Company. The compensation committee did not hold any meetings during 1998.

         Messrs.   Lyons,   Schiffour  and  Garcia  served  as  members  of  the
compensation committee during 1998.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL NOMINEES.

              AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                           (ITEM 2 ON THE PROXY CARD)

         Unless you specify otherwise on the accompanying proxy, it will be voted for the amendment to increase the number of authorized shares of common stock.

DESCRIPTION

         The proposed amendment to Article Four of the Company's Certificate of Incorporation authorizes the Company to issue up to 15,000,000 shares of common stock, par value $.00067 (the "Common Stock").

PURPOSES AND EFFECTS OF AMENDMENT

         The Company is presently authorized to issue 7,500,000 shares of Common Stock, par value $.00067 per share, of which, as of May 28, 1999, 3,300,000 shares were issued and outstanding, including 3,400 treasury shares. An additional 982,500 shares of Common Stock are reserved for issuance upon exercise of outstanding stock options; an additional 1,500,000 shares of Common Stock are reserved for issuance pursuant to outstanding warrants; and an additional 517,500 shares of Common Stock are proposed to be reserved for issuance pursuant to the Company's 1994 Stock Option Plan, assuming stockholder approval of an amendment increasing the number of shares reserved for issuance thereunder. Accordingly, 6,246,000 shares are either issued and outstanding, reserved, or proposed to be reserved for issuance.

         The Amendment will increase the authorized Common Stock of the Company by 7,500,000 shares from 7,500,000 to 15,000,000 shares. The Amendment will provide the Company with additional shares of Common Stock which may be used in connection with future acquisitions, in connection with the issuance of warrants, for stock splits and stock dividends, for conversions of preferred stock or debt and for other corporate purposes, including the raising of additional capital at times when the Board of Directors of the Company, in its discretion, deems it advantageous to do so. If approved, the increased number of authorized shares of Common Stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of the stockholders of the Company will be required, except as provided under Delaware corporation law or if the rules of any national securities exchange apply. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility in acting upon proposed transactions.

         The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock of the Company now authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by the Company. The increase in the number of shares of Common Stock which the Company is authorized to issue would not, by itself, have any effect on the rights of existing stockholders.

         The affirmative vote of the majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the meeting, is necessary for the adoption of the Amendment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THIS AMENDMENT AND AUTHORIZATION OF UP TO 15,000,000 SHARES OF COMMON STOCK.

                 AMENDMENT TO 1994 STOCK OPTION PLAN TO INCREASE
             THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED THEREUNDER
                           (ITEM 3 ON THE PROXY CARD)

         Unless you specify otherwise on the accompanying proxy, it will be voted for the amendment to increase the number of shares to be issued under the 1994 Plan.

DESCRIPTION

         The proposed Amendment to the Company's 1994 Plan authorizes the Company to increase the number of shares to be issued thereunder from 1,000,000 to 1,500,000.

PURPOSES AND EFFECTS OF AMENDMENT

         In June 1994, the Board of Directors adopted the 1994 Plan. The maximum number of shares available for issuance under the Plan is 1,000,000 shares. To date, 982,500 options have been issued under the Plan, but none have been exercised. Accordingly, there are a limited number of options which may be granted, as only 17,500 additional shares may be issued under the Plan. The Company may not, without stockholder approval, adopt any amendment which would increase the maximum number of shares which may be issued under the Plan, unless the increase results from a stock dividend, stock split or other change in the capital stock of the Company. In March 1999, the Board of Directors authorized an amendment to the Plan, subject to stockholder approval, increasing the number of shares to be issued thereunder from 1,000,000 to 1,500,000. This amendment will increase the number of shares which can be issued under the Plan, thus allowing the Company to provide additional incentives for directors, officers and other key employees of the Company to promote the success of the business and to enhance the Company's ability to continue to attract and retain the services of qualified persons.

         The affirmative vote of the majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the meeting, is necessary for the adoption of the amendment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THIS AMENDMENT AND INCREASE UP TO 1,500,000 SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN.

                       APPROVAL OF INDEPENDENT ACCOUNTANTS
                           (ITEM 4 ON THE PROXY CARD)

         Action will be taken with respect to the approval of independent accountants for the Company for the calendar year 1999. The Board of Directors has, subject to such approval, selected Shubitz, Rosenbloom & Co., P.A. ("Shubitz, Rosenbloom") of Miami, Florida to serve in this capacity. Shubitz, Rosenbloom will serve as the Company's principal accountants to audit the Company's financial statements.

         Representatives of Shubitz, Rosenbloom are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  PROPOSAL  TO APPROVE  THE
ENGAGEMENT OF SHUBITZ, ROSENBLOOM & CO., P.A. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                                 OTHER BUSINESS

         The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting, or any adjournment thereof, the person(s) named in the accompanying proxy will have discretionary authorization to vote all proxies in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Proposals of security holders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company by no later than January 28, 2000.

                                  OTHER MATTERS

         The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitation also may be made by the Company's officers, directors, or employees, personally or by telephone.

                                     GENERAL

         In order that all holders of Common Stock may be represented at the Annual Meeting, it is extremely important that proxies be returned promptly.

         PLEASE SIGN, DATE AND MAIL OR OTHERWISE DELIVER THE ENCLOSED PROXY. THE ACCOMPANYING ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

         Stockholders mailing or otherwise delivering their proxies who attend the meeting may, if desired, revoke their proxies and personally vote their shares by ballot at the meeting. Your cooperation in promptly returning your proxy will be appreciated and will help secure, at an early date, a quorum for our meeting.

                                 By Order of the Board of Directors

                                 /s/ LLOYD LYONS
                                 -----------------------------------------------
                                     Lloyd Lyons
                                     CHAIRMAN OF THE BOARD AND PRESIDENT
Miami, Florida
May 28, 1999

                                               ----------------------------

The Board of Directors recommends a                Please mark your vote
vote FOR Item 1.                                   with an X.
                                                   Avoid using red ink
1.  ELECTION OF DIRECTORS
                                               ----------------------------

   The Board of Directors recommends a vote FOR Item 1.

  [  ] Vote For all Nominees*  [  ] Withhold vote for all
                                      Nominees
*To withhold authority to vote for any Nominee.
 write the Nominee's name here: ______________________________________


2.  RATIFY AND APPROVE AMENDMENT TO CERTIFICATE OF INCORPORATION.

The Board of Directors recommends a vote FOR Item 2.

     FOR            AGAINST           ABSTAIN

     [ ]              [ ]               [ ]



3.  RATIFY  AND  APPROVE  AMENDMENT  TO 1994  STOCK  OPTION  PLAN

The  Board of Directors recommends a vote FOR Item 3.

     FOR            AGAINST           ABSTAIN

     [ ]              [ ]               [ ]



4.  RATIFY AND APPROVE ACCOUNTANTS

The Board of Directors recommends a vote FOR Item 4.    Dated ____________, 1999

     FOR            AGAINST           ABSTAIN           ________________________
                                                        Signature of Stockholder
     [ ]              [ ]               [ ]
                                                        ------------------------
                                                        Signature (if joint)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. DO NOT FOLD, STAPLE, OR MUTILATE.